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                                                                   Exhibit 10.11




                                 Sales contract

   Date: 7  April  2006                                       contract no                 Signed at:
   Arrival port:                                              custom no                   business no

According  to the  related  stipulation  of  "People's  Republic of China Law of contract", after consulting unanimously, both sides signs this contract.:
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
NO      Name of Commodity ,Specifications   Unit       Quantity  Unit Price(yuan)  Total Value     Time of Shipment
------- ----------------------------------- ---------- --------- ----------------- --------------- ---------------------------------
        aFGF                                mg         4427      500               2213500         5th_10tth every month
------- ----------------------------------- ---------- --------- ----------------- --------------- ---------------------------------
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Total  Value( in letter ) TWO MILLION TWO HUNDRED  AND  THIRTEEN  THOUSAND  FIVE
HUNDRED YUAN ONLY
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
Buyer             Hainan liang bishi  huangzhuang pin  company  Seller           Hainan Helpson Medicine and Bio-Technology Co. Ltd.
----------------- --------------------------------------------- ---------------- ---------------------------------------------------
Address                                                         Address          No.17,Jinpan RD , haikou , hainan , China
----------------- --------------------------------------------- ---------------- ---------------------------------------------------
tax                                                             tax
----------------- --------------------------------------------- ---------------- ---------------------------------------------------
Bank &account No                                                Bank &account No
----------------- --------------------------------------------- ---------------- ---------------------------------------------------
representative                                                  representative
----------------- --------------------------------------------- ---------------- ---------------------------------------------------
elephone                                                       Telephone        0898-66811911
----------------- --------------------------------------------- ---------------- ---------------------------------------------------
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
Fax                                         Zip Code            Fax              0898-66819024            Zip code          570216
----------------- ------------------------- ------------------- ---------------- ------------------------ ---------    -------------
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      General  TERMS:

     1 Quality : The supplier provides the product guaranteed conforms to the national related drugs quality specification

     2 Packing: Packing conforms to the national related laws and regulations requirement, conforms to the shipment requirement

     3 Delivery Term: a\ by buyer b\ collection c\ by the third party

     4  Destination:  1.  Warehouse  of  supplier  2.  the  arrival  station  of
     railway/ship/road  /  air  at   suppliersi-location;   3.  the  station  of
     railway/ship/road / air at the buyersi-location.

     5 Transportation: 1. railway 2. road 3. ship 4. air

     6 Transport expense: 1. paid by supplier 2. paid by buyer

     7 Payment: 1. wire via bank 2. bill 3. check 4. cash 5. collection

     8 Time of Payment: When the payment excesses the deadline, seller has the right to stop shipment.

     9 Buyer should check at once at the arrival of the goods at the port of destination, , if having any claims, buyers should ask for certificate from shipper, fax the certificate to sellers within 7days.

     10 The seller undertake the complete responsibility of quality of the drugs sold and assure the prompt goods supply, the non-quality reason does not permit to return goods

     11 Violation responsibility: According to rules of "People's Republic of China Law of contract" and "Industry and mining Product Purchase and sale contract Rule"

     12 The above third , fourth , fifth , sixth , seventh items which marked "\/" are the execution way for both sides agrees

     13 Disputes settlement : All the disputes will be settled under the plaintiff .locus peoplei-s court.

     14 Other items

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     1)   Partial  delivery and partial  settlement  was permitted for the cargo under this contract.

     2 )Only if in contract special regulation, buyer should make the payment to seller according to contract as soon as he receive the cargo, Nobody can draws the money or the cargo without a formal notice of seller.

     3    )Contract will be effective after signed by bilateral representatives.

     4) If there is a lawsuit because of payment , the non-prevailing party will pay the legal fee , attorney fee and travel expense.